================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                              --------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)

                               September 13, 2004

                              --------------------

                             Tripath Technology Inc.
             (Exact name of registrant as specified in its charter)

         Delaware                      000-31081                  77-0407364
 (State or other jurisdiction   (Commission File Number)        (IRS Employer
       of incorporation)                                     Identification No.)

                              2560 Orchard Parkway
                           San Jose, California 95131
          (Address of principal executive offices, including zip code)

                                 (408) 750-3000
              (Registrant's telephone number, including area code)


          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):


[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

Item 5.02(b). Departure of Principal Financial Officer

On September 15, 2004, Tripath Technology Inc. (the "Company") issued a press release announcing the departure on September 13, 2004 of the former Vice President of Finance and Chief Financial Officer David Eichler. A copy of such press release is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 5.02(c). Appointment of Principal Financial Officer

On September 15, 2004, Clarke Seniff, age 46, was appointed the Company's Vice President of Finance and Chief Financial Officer.

From January 2002 through August 2004, Mr. Seniff was involved with his own consulting practice with clients including various venture capital and equity buyout firms focusing on emerging and high growth technology firms. From June 1999 through January 2002, Mr. Seniff served as Chief Financial Officer and Secretary of NexPrise Inc. (formerly known as Ventro Corporation and, prior thereto, as Chemdex Corporation), a publicly traded company engaged in the sale of business process applications. From July 1997 through June 1999, Mr. Seniff was Chief Executive Officer, Chief Financial Officer and Board Member of Coastek Corporation, a privately held company that provided security solutions for global electronic commerce.

Pursuant to his employment agreement with the Company, Mr. Seniff will receive a base annual salary of $150,000 and an option to purchase 300,000 shares of the Company's Common Stock at a per share price of $1.85 to be vested over a four-year period.

On September 15, 2004, the Company issued a press release announcing Mr. Seniff's appointment. A copy of such press release is filed herewith as Exhibit
99.1 and is incorporated herein by reference.


Item 9.01. Financial Statements and Exhibits

(c)  Exhibits.

Exhibit No.    Description
-----------    -----------

   99.1 Press Release, dated September 15, 2004, entitled "Tripath Names Clarke Seniff as New Chief Financial Officer"

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      Tripath Technology Inc.

                                      By: /s/ Adya S. Tripathi
                                          --------------------------------------
                                          Dr. Adya S. Tripathi
                                          President, Chief Executive Officer and
                                          Chairman of the Board

Date: September 17, 2004

                                  EXHIBIT INDEX

Exhibit No.    Description
-----------    -----------

   99.1 Press Release, dated September 15, 2004, entitled "Tripath Names Clarke Seniff as New Chief Financial Officer"